[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.35

contract-no. HOKU-SW 06A

Seller

Swiss Wafers AG

Fichten Str. 2, 8570-Weinfelden, Switzerland

T+4171 626 2211 F+4171 626 2212

Buyer

Hoku Scientific, Inc.

1075 Opakapaka St., Kapolei, HI 96707-1887 USA

T+808.682.7800 F+808.682.7807

The Seller will supply the Buyer with solar silicon cells, manufactured by E-Ton-Solar Ltd. in Tainan, Taiwan and Sunways AG, Konstanz, Germany in accordance with terms & conditions as shown below.

Goods

[*] mono solar cells 125 D165 manufactured by E-Ton-Solar Ltd. in Tainan Taiwan as shown in the annex-A and annex-B.

Price & Payment Terms

Price USD [*] EXW E-Ton-Solar in Tainan,Taiwan.

Payment 100% T/T in advance within 5 working days after the Buyer completes inspection of the Goods to its satisfaction in Tainan,Taiwan. If Buyer does not make this payment by October 24. 2006, then this agreement is void at the option of the Seller.

Quality & Delivery Terms

The above cells must meet all requirements of the spec sheet as shown in the annex-B. Any defect cells must be immediately replaced. The Seller bears all the additional costs arising out of this replacement. The detailed power distribution and the packing list to be submitted to Buyer shortly before the dispatch of cells.

Shipment: Seller will release Goods to Byers freight forward agent within 2(two) working days after receipt of payment.

Packing : standard export packing suitable for long distance transportation.

Shipping documents : commercial invoice, power distribution sheet and a packing list.

This contract is drawn in English and signed in two copies.

Any amendments of this contract must be approved and signed by both parties.

Annex A and Annex B is the subject of this agreement.

Legal Jurisdiction

Weinfelden, Switzerland is the legal jurisdiction.

Seller	Buyer
date: 13.10.06, Weinfelden	date: October 14, 2006

/s/ Peter Moses	/s/ Dustin Shindo

Peter Moses	Hoku Scientific, Inc.
Chief Financial Officer	1075 Opakapaka St. Kapolei
Swiss Wafers AG	HI 96707-1887 USA
Tel. 808.6827800

Enclosures: - Annex A - Annex B

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex-A

Contract-no. HOKU 06A

Proforma invoice HOKU 06A

OCT, 6, 2006

Buyer

c/o Mr Scott Paul

VP Business Development & General Counsel

Hoku Scientific, Inc.

1075 Opakapaka St., Kapolei, HI 96707-1887 USA

Tel: 808.682.7800 Fax: 808.682.7807

mono silicon cells description	q’ty, pcs	av.power, W/pc	av.output in total, W	price, USD/W	amount, USD
125x125 (165) ETS	[*]	2.48	[*]	[*]	[*]
125x125 (165) ETS	[*]	2.48	[*]	[*]	[*]
125x125 (165) ETS	[*]	2.48	[*]	[*]	[*]
125x125 (165) ETS	[*]	2.48	[*]	[*]	[*]
125x125 (165) ETS	[*]	2.48	[*]	[*]	[*]
125x125 (165) ETS	[*]	2.48	[*]	[*]	[*]
In total	[*]	2.48	[*]	[*]	2’784’584

Terms&Conditions

Payment 100% T/T in advance

Shipment within 5 working days after receipt of payment

Delivery terms

EXW E-Ton-Solar, Tainan 709, Taiwan

EXW Sunways, Konstanz, Germany

Remittance details

Banca Popolare Di Sondrio (SUISSE),

via Magio, 1 6900-Lugano, Switzerland

SWIFT code: [*]

Account [*]

IBAN: [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Annex B

Contract-no. HOKU 06A E-TON SOLAR / TECHNICAL SPECIFICATION

1.	Applications

This specification is applied to E-TON 5” Mono-crystalline Solar Cell.

2.	Testing Condition

Irradiance	1000W/m2 calibrated by E-Ton’s standard cell

Light Source	Xenon short arc lamp with AM 1.5 Filter

Testing Temperature	25±3°C

3.	Product Features

Substrate	P-type single-crystalline silicon wafer

Structure	n+/ p / p+

Appearance	Front-side Dark Silicon Nitride antireflection layer Back-side Aluminum layer with BSF

Dimensions	Size 125mmx125mm ±1.0 mm (pseudo-square) Diagonal 165mm ±1.0 mm (round chamfers) Area 155 cm2 Thickness 350± 30µm/310± 30µm/270±30µm

Weight	Less than 15g

Coefficient	The coefficient of current (Alpha) is 0.07±0.015%/°C The coefficient of voltage (Beta) is -0.313±0.015%/°C The coefficient of power (Gamma) is -0.41±0.05%/°C

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.	Packing

The goods are packed into the container with suitable quality, which protects them from damage during the transportation.

4.1	Every 50 cells are sealed by Shrinkable Film

4.2	Every 6 Shrinkable Film packages are put in one Polystyrene Box

4.3	Every 4 Polystyrene Boxes are packed in one Carton Box

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.	Notes

5.1	Handling

Avoid handlings happened as follows because they may cause electrical or soldering performance degradation.

a.	Handling with hands without plastic gloves

b.	Avoiding careless and violent handling since this causes damage or cracks

c.	Contacting with corrosive chemicals or gases

d.	Scrubbing the surface

5.2	Storage

Keeping away from corrosive chemicals or gases and keeping in the storage room with temperature at around 20°C

Do not expose cells to the air. It is recommended to use the cells ASAP after unpacking,

5.3	Humidity resistance

This product is not humidity-resistant so it needs to be covered with glass, waterproof films and resin to maintain the long- term reliability.

6.	Others

Any doubt in this document or any testing dispute shall be determined by both parties in good faith upon mutual consultation. If there is no consultation, E-Ton will settle this argument. This document belongs to E-Ton so no other party can share this specification with third party without the written agreement of E-Ton.

Seller	Buyer

/s/ Valery Gavrilov	/s/ Scott Paul
Valery Gavrilov	Scott Paul
Director Sales & Purchase	VP Business Develop. & General Counsel